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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 23, 2001
                Date of Report (date of earliest event reported)


                     TELECOMMUNICATIONS INCOME FUND IX, L.P.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


         IOWA                            0-21458                42-1367356
         ----                            -------                ----------
(State of Other Jurisdiction of      (Commission File          (IRS Employer
Incorporation or Organization)            Number)            Identification No.)


                        701 TAMA STREET MARION IOWA 52302
                        ---------------------------------
                    (Address of Principal Executive Offices)


                                 (319) 447-5700
                                 --------------
                           (Issuer's telephone number)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

ACTEL INTEGRATED COMMUNICATIONS INC. FILES FOR CHAPTER 11 BANKRUPTCY.

         Actel Integrated Communications Inc. ("Actel") filed for protection under Chapter 11 of the bankruptcy code on Wednesday April 11, 2001. Telecommunications Income Fund IX, L.P. (The "Partnership") has investments in Actel and Murdock Communications Corporation ("Murdock"). The value of the Partnership's investments in Actel and Murdock are significantly impaired due to the Actel bankruptcy. As such, the Partnership has recorded a charge against results of approximately $150,000.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Telecommunications Income Fund IX, L.P.


Date: April 23, 2001                    By: /s/ Daniel P. Wegmann
      ---------------                      ------------------------------------
                                                        Controller
                                           Berthel Fisher & Company Leasing Inc.
                                                       General Partner